DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by
Delaware Life Insurance Company
Supplement dated October 6, 2026
to the Prospectus and Updating Summary Prospectus
dated June 30, 2026

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective October 5, 2026, the name of the following investment option was changed:

Former Name	Current Name

Putnam VT Sustainable Leaders Fund	Putnam VT Focused U.S. Research Fund

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS DATED JUNE 30, 2026

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.